UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

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IGI, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      On May 10, 2007, IGI, Inc. (the "Company") issued a press release announcing the Company's earnings for the first quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01. Other Events

      At the Company's annual meeting on May 10, 2007, Jane E. Hager, Rajiv Mathur, Terrence O'Donnell and Stephen Morris were elected directors. Following the meeting, the Board of Directors of the Company elected Mr. Mathur, the Chief Executive Officer of the Company, as Chairman of the Board of Directors.

      The Board of Directors also reconstituted its Nominating and Corporate Governance Committee, Audit Committee and Organization and Compensation Committees so that the members of each such committee are now Terrence O'Donnell, Jane E. Hager and Stephen Morris. Mr. O'Donnell is chair of the Nominating and Corporate Governance Committee, Ms. Hager is chair of the Audit Committee and Mr Morris is chair the Organization and Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

99.1 IGI, Inc. Press Release dated May 10, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Carlene Lloyd

Carlene Lloyd Vice President of Finance

Date: May 15, 2007

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EXHIBIT INDEX

Exhibit Number	Description

99.1	IGI, Inc. Press Release dated May 10, 2007

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